C.M. Life Insurance Company
C.M. Multi-Account A
Panorama Premier Variable Annuity

This prospectus describes the Panorama Premier Contract offered by C.M. Life Insurance Company. This contract is an individual deferred variable annuity. It provides for accumulation of contract value and annuity payments on a fixed and variable basis.

You, the contract owner, have a number of investment choices in this contract. These investment choices include two fixed account options as well as the following thirty-one funds which are offered through our separate account, C.M. Multi-Account A.

Panorama Series Fund, Inc.
 .  Panorama Total Return Portfolio
 .  Panorama Growth Portfolio
 .  Panorama International Equity Portfolio **
 .  Panorama LifeSpan Capital Appreciation Portfolio
 .  Panorama LifeSpan Balanced Portfolio
 .  Panorama LifeSpan Diversified Income Portfolio

Oppenheimer Variable Account Funds
 .  Oppenheimer Money Fund/VA
 .  Oppenheimer Bond Fund/VA
 .  Oppenheimer Aggressive Growth Fund/VA *
 .  Oppenheimer Strategic Bond Fund/VA *
 .  Oppenheimer Main Street Growth & Income Fund/VA *
 .  Oppenheimer High Income Fund/VA *
 .  Oppenheimer Capital Appreciation Fund/VA *
 .  Oppenheimer Global Securities Fund/VA *

Fidelity Variable Insurance Products Fund
 .  VIP Growth Portfolio - Service Class *

Fidelity Variable Insurance Products Fund II
 .  VIP II Contrafund(R) Portfolio - Initial Class

Fidelity Variable Insurance Products Fund III
 .  VIP III Growth Opportunities Portfolio - Service Class *

American Century Variable Portfolios, Inc.
 .  American Century VP Income & Growth Fund
 .  American Century VP Value Fund *

T. Rowe Price Equity Series, Inc.
 .  T. Rowe Price Mid-Cap Growth Portfolio

MML Series Investment Fund
 .  MML Equity Fund
 .  MML Blend Fund
 .  MML Equity Index Fund
 .  MML Small Cap Value Equity Fund
 .  MML Growth Equity Fund
 .  MML Small Cap Growth Equity Fund

Janus Aspen Series
 .  Janus Aspen Worldwide Growth Portfolio *
 .  Janus Aspen Capital Appreciation Portfolio *

Templeton Variable Products Series Fund
 .  Templeton International Fund - Class 2 Shares *

BT Insurance Funds Trust
 .  BT Small Cap Index Fund *

MFS(R) Variable Insurance Trust(SM)
 .  MFS(R) Growth With Income Series *

*  Subject to state availability
** Effective October 1, 1999, this Fund will be called Oppenheimer International
   Growth Fund/VA

Please read this prospectus before investing. You should keep it for future reference. It contains important information about the Panorama Premier Variable Annuity.

To learn more about the Panorama Premier contract, you can obtain a copy of the Statement of Additional Information (SAI), dated May 1, 1999. We filed the SAI with the Securities and Exchange Commission (SEC) and it is legally a part of this prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC. The Table of Contents of the SAI is on page 36 of this prospectus. For a free copy of the SAI, or for general inquiries, call our Annuity Service Center at (800) 366-8226 or write to:
Panorama Premier, Annuity Products, H565, P.O. Box 9067, Springfield, Massachusetts 01102-9067.

The contracts:

 .  are not bank deposits.
 .  are not federally insured.
 .  are not endorsed by any bank or governmental agency.
 .  are not guaranteed and may be subject to loss of principal.


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The SEC has not approved these contracts or determined that this prospectus is accurate or complete. Any representation that it has is a criminal offense.
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May 1, 1999, Supplemented September 1, 1999.


Table Of Contents
Highlights                                     4        The Income Phase                              27
The C.M. Life Multi-Account A -
Panorama Premier Segment                                    Fixed Annuity Payments                    27
Table of Fees and Expenses                     5            Variable Annuity Payments                 27
                                                            Annuity Unit Value                        28
The Company                                   11            Annuity Options                           28

The Panorama Premier Deferred                           Death Benefit                                 29
Variable Annuity Contract -
General Overview                              11            Death of Contract Owner During the
                                                              Accumulation Phase                      29
Ownership of the Contact                      12            Death Benefit Amount During the
                                                              Accumulation Phase                      29
Owner                                         12            Death Benefit Options During the
Joint Owner                                   12              Accumulation Phase                      29
Annuitant                                     12            Death of Contract Owner During the
Beneficiary                                   12              Income Phase                            30
                                                            Death of Annuitant                        30

Purchasing a Contract                         13        Taxes                                         31

    Purchase Payments                         13            Annuity Contracts in General              31
    Allocation of Purchase Payments           13            Qualified and Non-Qualified Contracts     31
                                                            Withdrawals - Non-Qualified Contracts     31
Investment Choices                            14            Withdrawals - Qualified Contracts         32
                                                            Withdrawals - Tax-Sheltered Annuities     32
    The Separate Account                      14
    The Funds                                 14        Other Information                             34
    The Fixed Accounts                        19
    DCA Fixed Account                         19            Terminal Illness Benefit                  34
    The Fixed Account                         19            Performance                               34
                                                              Standardized Total Returns              34
Contract Value                                20              Nonstandard Total Returns               34
                                                              Yield and Effective Yield               35
    Accumulation Units                        20              Related Performance                     35
    Transfers                                 20            Year 2000                                 35
    Transfers During the Accumulation Phase   20            Distributors                              35
    Transfers During the Income Phase         21            Electronic Transmission of
    Dollar Cost Averaging Program             21              Application Information                 36
    Automatic Rebalancing Program             22            Assignment                                36
    Withdrawals                               22            Voting Rights                             36
     Systematic Withdrawal Program            23            Reservation of Rights                     36
                                                            Suspension of Payments or Transfers       36
Expenses                                      24            Legal Proceedings                         36
                                                            Financial Statements                      37
    Insurance Charges                         24
      Mortality and Expense Risk Charge       24        Additional Information                        37
      Administrative Charge                   24
    Annual Contract Maintenance Charge        24        Appendix A -
    Contingent Deferred Sales Charge          24        Condensed Financial Information              A-1
      Free Withdrawals                        26
    Premium Taxes                             26
    Transfer Fee                              26
    Income Taxes                              26
    Fund Expenses                             26

2       Table Of Contents

Index of Special Terms

We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the contract, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms. The page that is indicated here is where we believe you will find the best explanation for the word or term.

                                 Page

Accumulation Phase                11

Accumulation Unit                 20

Annuitant                         12

Annuity Date                      27

Annuity Options                   28

Annuity Payments                  27

Annuity Service Center             1

Annuity Unit Value                28

Contract Anniversary              29

Free Withdrawals                  26

Income Phase                      27

Non-Qualified                     31

Purchase Payment                  13

Qualified                         31

Separate Account                  14

Tax Deferral                      11



                                                  Index of Special Terms       3

Highlights

This prospectus describes the general provisions of the Panorama Premier contract. You may review a copy of the contract upon request.

Free Look

You have a right to examine your contract. If you change your mind about owning your contract, you can cancel it within 10 days after receiving it. However, this time period may vary by state. When you cancel the contract within this time period, we will not assess a sales charge. You will receive back your contract value as of the business day we receive your contract and written request at our Annuity Service Center. If you purchase this contract as an IRA or your state requires it, we will return the greater of your purchase payments less any withdrawals you took, or the contract value.

Contingent Deferred Sales Charge

We do not deduct a sales charge when we receive a purchase payment from you. However, we may assess a contingent deferred sales charge if you withdraw any part of the contract value. The amount of the contingent deferred sales charge depends on the amount of your purchase payments and the length of time since you made them. The contingent deferred sales charge ranges from 7% to 0%.

Federal Income Tax Penalty

If you withdraw any of the contract value from your non-qualified contract, a 10% federal income tax penalty may be applied to the amount of the withdrawal that is includible in your gross income for tax purposes. Some withdrawals may be exempt from the penalty tax. They include any amounts:

 .    paid on or after you reach age 59 1/2;

 .    paid to your beneficiary after you die;

 .    paid if you become totally disabled as that term is defined in the Internal
     Revenue Code;

 .    paid in a series of substantially equal payments made annually or more frequently, for life or your life expectancy or for the joint life expectancies of you and your designated beneficiary;

 .    paid under an immediate annuity; or

 .    which come from purchase payments made before August 14, 1982.

The Internal Revenue Code (the Code) treats any withdrawals (1) allocable to purchase payments made after August 13, 1982 in an annuity contract entered into prior to August 14, 1982 and (2) from an annuity contract entered into after August 14, 1982, as first coming from earnings and then from your purchase payments. Separate tax penalties and restrictions apply to withdrawals under qualified contracts. Please refer to the Taxes section of this prospectus for more information.

4       Highlights

C.M. Multi-Account A -

Panorama Premier Segment

Table Of Fees And Expenses


Contract Owner Transaction Expenses

Transfer Fee:

        During Accumulation Phase:

        We will not charge for the first 12 transfers in a calendar year; thereafter we will assess a fee which is the lesser of $20 or 2% of the amount transferred.

        During Income Phase:

        We allow only 6 transfers in a calendar year and we will not assess a fee for these 6 transfers.

Sales Load on Purchases:        0%

Contingent Deferred Sales Charge as a percentage of purchase payments withdrawn:

--------------------------------------------------------------------------
Full years since payment   0    1    2    3    4    5    6    7 or more
--------------------------------------------------------------------------

--------------------------------------------------------------------------
Percentage                 7%   6%   5%   4%   3%   2%   1%   0%
--------------------------------------------------------------------------

Annual Contract Maintenance Charge:     $30 per Contract Year.

Separate Account Annual Expenses
(as a percentage of the average account value)

Mortality and Expense Risk Charge:            1.25%
Administrative Charge:                        0.15%
                                          ---------
Total Separate Account Annual Expenses:       1.40%




                                              Table Of Fees And Expenses       5

Annual Fund Expenses
(as a percentage of average net assets as of December 31, 1998)


                                                            Management           Other                          Total Operating
                                                            Fees After       Expenses After                     Expenses After
                                                             Expense            Expense                             Expense
                                                          Reimbursements     Reimbursements     12b-1 Fees      Reimbursements
-----------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Money Fund/VA                                      0.45%             0.05%             --                0.50%
Oppenheimer Bond Fund/VA                                       0.72%             0.02%             --                0.74%
Oppenheimer Aggressive Growth Fund/VA(3)                       0.69%             0.02%             --                0.71%
Oppenheimer Strategic Bond Fund/VA(3)                          0.74%             0.06%             --                0.80%
Oppenheimer Main Street Growth & Income Fund/VA(3)             0.74%             0.05%             --                0.79%
Oppenheimer High Income Fund/VA(3)                             0.74%             0.04%             --                0.78%
Oppenheimer Capital Appreciation Fund/VA(3)                    0.72%             0.03%             --                0.75%
Oppenheimer Global Securities Fund/VA(3)                       0.68%             0.06%             --                0.74%
Panorama LifeSpan Diversified Income Portfolio                 0.75%             0.09%             --                0.84%
Panorama Total Return Portfolio                                0.53%             0.02%             --                0.55%
Panorama LifeSpan Balanced Portfolio                           0.85%             0.08%             --                0.93%
Panorama LifeSpan Capital Appreciation Portfolio               0.85%             0.08%             --                0.93%
Panorama Growth Portfolio                                      0.52%             0.01%             --                0.53%
Panorama International Equity Portfolio(5)                     1.00%             0.09%             --                1.09%
Fidelity's VIP Growth Portfolio - Service Class(3)             0.59%             0.06%           0.10%               0.75%(4)
Fidelity's VIP II Contrafund(R) Portfolio - Initial Class      0.59%             0.07%             --                0.66%(4)
Fidelity's VIP III Growth Opportunities
  Portfolio - Service Class(3)                                 0.59%             0.10%           0.10%               0.79%(4)
American Century VP Income & Growth Fund                       0.70%             0.00%             --                0.70%
American Century VP Value Fund(3)                              1.00%             0.00%             --                1.00%
T. Rowe Price Mid-Cap Growth Portfolio                         0.85%             0.00%             --                0.85%
MML Small Cap Value Equity Fund                                0.39%             0.05%(2)          --                0.44%
MML Equity Fund                                                0.37%             0.00%(2)          --                0.37%
MML Blend Fund                                                 0.37%             0.00%(2)          --                0.37%
MML Equity Index Fund                                          0.30%             0.20%             --                0.50%
MML Growth Equity Fund                                         0.80%             0.11%(2)          --                0.91%(1)
MML Small Cap Growth Equity Fund                               1.08%             0.11%(2)          --                1.19%(1)
Janus Aspen Worldwide Growth Portfolio(3)                      0.65%             0.07%             --                0.72%(6)
Janus Aspen Capital Appreciation Portfolio(3)                  0.70%             0.22%             --                0.92%(6)
Templeton International Fund - Class 2 Shares(3,8)             0.69%             0.17%           0.25%               1.11%
BT Small Cap Index Fund(3)                                     0.35%             0.10%             --                0.45%(7)
MFS(R) Growth With Incomes Series(3)                           0.75%             0.13%             --                0.88%

6     Table Of Fees And Expenses

/1/ The MML Growth Equity Fund and the MML Small Cap Growth Equity Fund began operations in 1999 and therefore, had no operating expenses as of December 31, 1998. The investment manager estimates that the total operating expenses for these Funds in 1999 will be as shown.

/2/ We agreed to bear expenses of the MML Equity Fund, MML Blend Fund, MML Small Cap Value Equity Fund, MML Growth Equity Fund and MML Small Cap Growth Equity Fund (other than the management fee, interest, taxes, brokerage commissions and extraordinary expenses) in excess of 0.11% of the average daily net asset value of the Funds through April 30, 2000. The expenses shown for the MML Growth Equity Fund and MML Small Cap Growth Equity Fund include this reimbursement. If not included, the other expenses for these Funds in 1999 are estimated to be 025%, for the MML Growth Equity Fund and 0.25% for the MML Small Cap Growth Equity Fund. We do not expect that we will be required to reimburse any expenses of the MML Equity Fund, MML Blend Fund and MML Small Cap Value Equity Fund in 1999.

/3/ Subject to state availability

/4/ A portion of the brokerage commissions that the VIP Growth Portfolio, the VIP II Contrafund(R) Portfolio, and the VIP III Growth Opportunities Portfolio pay was used to reduce the other expenses for the Portfolios. In addition, these Portfolios have entered into arrangements with their custodian whereby credits realized as a result of uninvested cash balances were used to reduce custodian expenses. Without such reductions, the other expenses for the VIP Growth Portfolio would have been 0.11%, increasing the VIP Growth Portfolio's total fund expenses to 0.80%; the other expenses for the VIP II Contrafund(R) Portfolio would have been 0.11%, increasing the VIP II Contrafund(R) Portfolio's total fund expenses to 0.70%; and the other expenses for the VIP III Growth Opportunities Portfolio would have been 0.11%, increasing the VIP III Growth Opportunities Portfolio's total fund expenses to 0.80%.

/5/ Effective October 1, 1999, this Fund will be called Oppenheimer International Growth Fund/VA.

/6/ Janus Capital has agreed to reduce the management fee of the Janus Aspen Worldwide Growth Portfolio and the Janus Aspen Capital Appreciation Portfolio to the level of their corresponding Janus retail funds. Other waivers, if applicable, are first applied against the management fee and then against other expenses. Janus Capital has agreed to continue the waivers and fee reductions until at least the next annual renewal of the advisory agreement. Without such reductions, the total fund expenses for the Janus Aspen Worldwide Growth Portfolio and the Janus Aspen Capital Appreciation Portfolio would have been 0.74% and 0.97%, respectively.

/7/ Bankers Trust Company has voluntarily undertaken to waive its management fee and reimburse the BT Small Cap Index Fund certain expenses so that the total fund expenses for the BT Small Cap Index Fund will not exceed 0.45%. Bankers Trust Company may not recoup any of its waived investment advisory fees. Such waivers by Bankers Trust Company should stay in effect for at least 12 months. Without such waivers and reimbursements, the total fund expenses for the BT Small Cap Index Fund would have been 1.58%.

/8/ The Fund's Class 2 distribution plan or "Rule 12b-1 plan" is described in the Fund's prospectus.

 (See the funds' prospectuses for more information.)

                                              Table Of Fees And Expenses       7

Examples

The following examples are designed to help you understand the expenses in the contract. The examples show the cumulative expenses you would pay assuming you invested $1,000 in a contract and allocated all of it to a fund which earned 5% each year. All the expenses shown in the table of fees and expenses, including the annual fund expenses, are assumed to apply. In the first example it is assumed that you withdrew all of your money at the end of years 1, 3, 5 or 10.


 Sub-Account                           Year         1       3       5     10

 Oppenheimer Money                                $ 85    $112    $138   $233
 Oppenheimer Bond                                   88     120     150    258
 Oppenheimer Aggressive Growth *                    87     119     149    255
 Oppenheimer Strategic Bond *                       88     121     154    264
 Oppenheimer Main Street Growth & Income *          88     121     153    263
 Oppenheimer High Income *                          88     121     153    262
 Oppenheimer Capital Appreciation *                 88     120     151    259
 Oppenheimer Global Securities *                    88     120     150    258
 Panorama LifeSpan Diversified Income               89     122     156    269
 Panorama Total Return                              86     114     141    238
 Panorama LifeSpan Balanced                         90     125     160    278
 Panorama LifeSpan Capital Appreciation             90     125     160    278
 Panorama Growth                                    86     113     140    236
 Panorama International Equity **                   91     130     168    294
 Fidelity's VIP Growth *                            88     120     151    259
 Fidelity's VIP II Contrafund(R)                    87     118     148    254
 Fidelity's VIP III Growth Opportunities *          88     121     153    263
 American Century VP Income & Growth                87     118     148    254
 American Century VP Value *                        90     127     164    285
 T. Rowe Price Mid-Cap Growth                       89     123     156    270
 MML Small Cap Value Equity                         85     111     135    227
 MML Equity                                         84     109     131    219
 MML Blend                                          84     109     131    219
 MML Equity Index                                   85     112     138    233
 MML Growth Equity                                  89     124     159    276
 MML Small Cap Growth Equity                        92     133     173    304
 Janus Aspen Worldwide Growth *                     88     119     149    256
 Janus Aspen Capital Appreciation *                 89     125     160    277
 Templeton International *                          91     130     169    296
 BT Small Cap Index *                               85     111     135    228
 MFS(R) Growth With Income *                        89     124     158    273


*  Subject to state availability

** Effective October 1, 1999, this Sub-Account will be called Oppenheimer
   International Growth Sub-Account.

8     Table Of Fees And Expenses

This second example assumes 1) that you did not make a withdrawal or 2) that you decided to begin the income phase at the end of each year shown. (The income phase is not available until the end of the 5th contract year.)

Sub-Account                            Year         1       3       5     10

Oppenheimer Money                                  $20    $ 63    $108   $233
Oppenheimer Bond                                    23      70     120    258
Oppenheimer Aggressive Growth*                      23      69     119    255
Oppenheimer Strategic Bond*                         23      72     124    264
Oppenheimer Main Street Growth & Income*            23      72     123    263
Oppenheimer High Income*                            23      72     123    262
Oppenheimer Capital Appreciation*                   23      71     121    259
Oppenheimer Global Securities*                      23      70     120    258
Panorama LifeSpan Diversified Income                24      73     126    269
Panorama Total Return                               21      64     111    238
Panorama LifeSpan Balanced                          25      76     130    278
Panorama LifeSpan Capital Appreciation              25      76     130    278
Panorama Growth                                     21      64     110    236
Panorama International Equity**                     26      81     138    294
Fidelity's VIP Growth*                              23      71     121    259
Fidelity's VIP II Contrafund(R)                     22      69     118    254
Fidelity's VIP III Growth Opportunities*            23      72     123    263
American Century VP Income & Growth                 22      69     118    254
American Century VP Value*                          25      78     134    285
T. Rowe Price Mid-Cap Growth                        24      74     126    270
MML Small Cap Value Equity                          20      61     105    227
MML Equity                                          19      59     101    219
MML Blend                                           19      59     101    219
MML Equity Index                                    20      63     108    233
MML Growth Equity                                   25      76     129    276
MML Small Cap Growth Equity                         27      84     143    304
Janus Aspen Worldwide Growth*                       23      70     119    256
Janus Aspen Capital Appreciation*                   25      76     130    277
Templeton International*                            27      82     139    296
BT Small Cap Index*                                 20      61     105    228
MFS(R) Growth With Income*                          24      75     128    273

*  Subject to state availability

** Effective October 1, 1999, this Sub-Account will be called Oppenheimer
   International Growth Sub-Account.

                                                Table Of Fees And Expenses     9

The purpose of the Table of Fees and Expenses is to assist you in understanding the various costs and expenses that you will incur. The table reflects expenses of the separate account and the funds.

The examples reflect the $30 annual contract maintenance charge as an annual charge of 0.086% of the assets. This charge is based on an anticipated average contract value of $35,000.

The examples do not reflect any premium taxes. However, premium taxes may apply.

The examples should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

There is an accumulation unit value history contained in Appendix A - Condensed Financial Information.

10       Table Of Fees And Expenses

The Company

C.M. Life Insurance Company, 140 Garden Street, Hartford, Connecticut 06154, is a stock life insurance company. It was chartered by a special Act of the Connecticut General Assembly on April 25, 1980. It is principally engaged in the sale of life insurance and annuities, and is licensed in all states except New York. The Company is a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company (MassMutual).

MassMutual is a mutual life insurance company specially chartered by the Commonwealth of Massachusetts on May 14, 1851. It is currently licensed to transact life, accident, and health insurance business in all states, the District of Columbia, Puerto Rico and certain provinces of Canada. MassMutual had consolidated statutory assets in excess of $67 billion and estimated total assets under management of $176.8 billion as of December 31, 1998.

The Panorama Premier Deferred Variable
Annuity Contract

General Overview

This annuity is a contract between you, the owner and us, C.M. Life. The contract is intended for retirement savings or other long-term investment purposes. In exchange for your purchase payments, we agree to pay you an income when you choose to receive it. You select the income period beginning on a date you designate that is at least 5 years in the future. The contract, like all deferred annuity contracts, has two phases - the accumulation phase and the income phase. Your contract is in the accumulation phase until you decide to begin receiving annuity payments. During the accumulation phase we provide a death benefit. Once you begin receiving annuity payments, your contract enters the income phase.

You are not taxed on contract earnings until you take money from your contract. This is known as tax deferral.

The contract is called a variable annuity because you can choose to allocate your purchase payments among various investment choices. Your choices include thirty-one funds (subject to state availability) and two fixed accounts. The amount of money you are able to accumulate in your contract during the accumulation phase depends upon the investment performance of the funds you select as well as the interest we credit on the fixed accounts.

At the beginning of the income phase, you can choose to receive annuity payments on a variable basis, fixed basis or a combination of both. If you choose variable payments, the amount of the annuity payments will fluctuate depending on the investment performance of the funds you select for the income phase. If you select to receive payments on a fixed basis, the payments you receive will remain level.

                                           The Company/General Overview       11

Ownership of the Contract

Owner

The owner is named at time of application. The owner can be an individual or a non-natural person. We will not issue a contract to you if you have reached your 85(th) birthday as of the date we proposed to issue the contract.

As the owner of the contract, you exercise all rights under the contract. The owner names the beneficiary. You may change the owner of the contract at any time prior to the annuity date by written request. If you change the owner, the change is subject to our underwriting rules. Changing the owner may result in tax consequences. On and after the annuity date, you continue as the owner.

Joint Owner

The contract can be owned by joint owners. Unless prohibited by state law, only you and your spouse can be joint owners. We will not issue a contract to you if either proposed joint owner has reached their 85(th) birthday as of the date we proposed to issue the contract.

Upon the death of either joint owner, the surviving spouse will be the designated beneficiary and may continue the contract. We will treat any other beneficiary designation at the time of death as a contingent beneficiary. Unless otherwise indicated on the application, both signatures will be required for all transactions, if there are joint owners.

Annuitant

The annuitant is the person on whose life we base annuity payments. You designate the annuitant at the time of application. We will not issue a contract to you if the proposed annuitant has reached his/her 85(th) birthday as of the date we proposed to issue the contract. You may change the annuitant before the annuity date, subject to our underwriting rules. However, the annuitant may not be changed on a contract owned by a non-natural person.

Beneficiary

The beneficiary is the person(s) or entity you name to receive any death benefit. You name the beneficiary at the time of application. Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before you die.

A beneficiary who is your surviving spouse may elect to continue the contract in his or her own name, elect a lump sum payment of the death benefit, or apply the death benefit to an annuity option.

12       Ownership of the Contract

Purchasing a Contract

Purchase Payments

The minimum amount we accept for your initial purchase payment is:

 .  $5,000 when the contract is bought as a non-qualified contract; or

 .  $2,000 if you are buying the contract as part of an IRA (Individual
   Retirement Annuity), 401(k) or other qualified plan.

You can make additional purchase payments of $250 or more to either type of contract. We will accept as little as $100 if you have selected our automatic investment plan option.

The maximum amount of cumulative purchase payments we accept without our prior approval is based on your age when we issued the contract.
The maximum amount is:

 . $1 million up to your 76(th) birthday; or

 . $500,000 if age 76 or older.

If the owner is not a natural person, these purchase payment limits will apply to the annuitant's age. If there are joint owners, age refers to the oldest owner.

You may make your initial purchase payment, along with your complete application, by giving them to your agent/broker. You can make additional purchase payments:

 . by mailing your check that clearly indicates your name and contract number to our lockbox:

   MassMutual Panorama Premier
   P.O. Box 92851
   Chicago  IL  60675-2851

 .  by instructing your bank to wire transfer funds to:

   Chase Manhattan Bank, New York, New York
   ABA #021000021
   MassMutual Account 323065422
   Ref:  VA Income Contract #
   Name:  (Your Name)

We have the right to reject any application or purchase payment.

Allocation of Purchase Payments

When you purchase your contract, you choose how we will apply your purchase payments among the investment choices. If you make additional purchase payments, we will apply them in the same way as your first purchase payment, unless you tell us otherwise.

Once we receive your purchase payment and the necessary information at our Annuity Service Center or lockbox, we will issue your contract and apply your first purchase payment within 2 business days. If you do not give us all of the information we need, we will contact you to get it. If for some reason we are unable to complete this process within 5 business days, we will either send back your money or get your permission to keep it until we get all of the necessary information.

If you add more money to your contract by making additional purchase payments, we will credit these amounts to your contract on the business day we receive them at our Annuity Service Center or lockbox. Our business day closes when the New York Stock Exchange closes, usually 4:00 p.m. Eastern time. If we receive your purchase payment at our Annuity Service Center or lockbox on a non-business day or after the business day closes, we will credit the amount to your contract effective the next business day.

                                                  Purchasing a Contract       13

Investment Choices

The Separate Account

We established a separate account, C.M. Multi- Account A (separate account), to hold the assets that underlie the contracts. Our Board of Directors adopted a resolution to establish the separate account under Connecticut insurance law on August 3, 1994. We have registered the separate account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

C.M. Life owns the assets of the separate account. However, those separate account assets equal to the reserves and other contract liabilities are not chargeable with liabilities arising out of any other business we may conduct. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to, or charged against, the contracts and not against any other contracts we may issue.

C.M. Life established a segment of the separate account for Panorama Premier contracts. We currently divide this segment into 31 sub-accounts. Each of these sub-accounts invests in a fund. You bear the complete investment risk for purchase payments that you allocate to a fund.

The Funds

Subject to state availability, the contract offers 31 funds which are listed below. Additional funds may be added in the future.

Panorama Series Fund, Inc.

Panorama Series Fund, Inc. ("Panorama Fund") is an open-end investment company. OppenheimerFunds, Inc. ("OFI"), an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended, ("Investment Advisers Act") is the investment adviser to the Panorama Fund. It performs administrative functions relative to the Panorama Fund, including the keeping of all records not maintained by the custodian. OFI has operated as an investment adviser since 1959 and, together with a subsidiary, manages companies with $95 billion in assets and 4 million shareholder accounts as of December 31, 1998. OFI is owned by Oppenheimer Acquisition Corporation, a holding company that is owned in part by senior officers for OFI and controlled by MassMutual. The address of OFI is Two World Trade Center, New York, NY 10048-0203.

OFI has engaged three subadvisors to assist in the selection of portfolio investments for the Panorama International Equity Portfolio, the Panorama LifeSpan Diversified Income Portfolio, the Panorama LifeSpan Balanced Portfolio, and the Panorama LifeSpan Capital Appreciation Portfolio.

Babson-Stewart Ivory International ("Babson-Stewart"), One Memorial Drive, Cambridge, MA 02142, is the subadviser to the Panorama International Equity Portfolio and the international stock components of the Panorama LifeSpan Balanced Portfolio and the Panorama LifeSpan Capital Appreciation Portfolio. Babson-Stewart is a partnership formed in 1987 between David L. Babson & Co., Inc., a subsidiary of MassMutual and Stewart Ivory & Co., Ltd., located in Edinburgh, Scotland. (Effective October 1, 1999, the name of the Panorama International Equity Portfolio will be changed to Oppenheimer International Growth Fund/VA and Babson-Stewart will no longer sub-advise the Fund. OFI will remain as the adviser to the Fund.)

Credit Suisse Asset Management, One Citicorp Center, 153 East 53rd St., New York, New York, is the subadviser to the high yield bond components of the three Panorama LifeSpan Portfolios. Prior to January 12, 1999, Credit Suisse Asset Management was called BEA Associates.

Pilgrim, Baxter & Associates ("Pilgrim Baxter"), 825 Duportail Road, Wayne, PA 19087, is the subadviser to the small cap components of the Panorama LifeSpan Balanced Portfolio and the Panorama LifeSpan Capital Appreciation Portfolio.

14       Investment Choices

Panorama LifeSpan Diversified Income Portfolio (Diversified Income Portfolio). The Diversified Income Portfolio seeks high current income, with opportunities for capital appreciation through a strategically allocated portfolio consisting primarily of bonds.

Panorama Total Return Portfolio. The Panorama Total Return Portfolio seeks to maximize total investment return (including both capital appreciation and income) by allocating its assets among stocks, corporate bonds, U.S. Government securities and its instrumentalities, and money market instruments according to changing market conditions.

Panorama LifeSpan Balanced Portfolio (Balanced Portfolio). The Balanced Portfolio seeks a blend of capital appreciation and income through a strategically allocated portfolio of stocks and bonds with a slightly stronger emphasis on stocks.

Panorama LifeSpan Capital Appreciation Portfolio (Capital Appreciation Portfolio). The Capital Appreciation Portfolio seeks long-term capital appreciation through a strategically allocated portfolio consisting primarily of stocks. Current income is not a primary consideration.

Panorama Growth Portfolio. The Panorama Growth Portfolio seeks long-term growth of capital by investing primarily in common stocks with low price-earnings ratios and better than anticipated earnings. Realization of current income is a secondary consideration.

Panorama International Equity Portfolio.* The Panorama International Equity Portfolio seeks long-term growth of capital by investing primarily in equity securities of companies wherever located, the primary stock market of which is outside the United States.

*Effective October 1, 1999, this Fund will be called Oppenheimer International Growth Fund/VA.

Oppenheimer Variable Account Funds

Oppenheimer Variable Account Funds ("Oppenheimer Funds") is an investment company consisting of 10 separate series of shares known as funds. The Oppenheimer Funds are also advised by OFI.

Oppenheimer Bond Fund/VA. The Oppenheimer Bond Fund/VA seeks a high level of current income. The Fund seeks capital growth when consistent with its primary objective. This Fund will, under normal market conditions, invest at least 65% of its total assets in investment grade debt securities.

Oppenheimer Money Fund/VA. The Oppenheimer Money Fund/VA seeks maximum current income from investments in money market securities that is consistent with low capital risk and maintenance of liquidity. The Fund invests in short-term, high quality "money market" securities.

Oppenheimer Aggressive Growth Fund/VA.* The Oppenheimer Aggressive Growth Fund/VA seeks long-term capital appreciation by investing in "growth-type" companies.

*Subject to state availability.

Oppenheimer Strategic Bond Fund/VA.* The Oppenheimer Strategic Bond Fund/VA seeks a high level of current income principally derived from interest on debt securities and seeks to enhance such income by writing covered call options on debt securities. This Fund invests in three market sectors: debt securities of foreign governments and companies, U.S. Government securities and lower-rated high-yield securities of U.S. companies.

*Subject to state availability.

Oppenheimer Main Street Growth & Income Fund/VA.* The Oppenheimer Main Street Growth & Income Fund/VA seeks total return (which includes growth in the value of its shares as well as current income) from equity and debt securities.

*Subject to state availability.

Oppenheimer High Income Fund/VA.* The Oppenheimer High Income Fund/VA seeks a high level of current income. The Fund invests in unrated securities or high risk securities in the lower rating categories, commonly known as

                                                        Investment Choices    15

"junk bonds," which are subject to a greater risk of loss of principal and nonpayment of interest than higher-rated securities.

*Subject to state availability.

Oppenheimer Capital Appreciation Fund/VA.* The Oppenheimer Capital Appreciation Fund/VA seeks long-term capital appreciation by investing in securities of well-known established companies. The Fund invests mainly in equity securities.

*Subject to state availability.

Oppenheimer Global Securities Fund/VA.* The Oppenheimer Global Securities Fund/VA seeks long-term capital appreciation by investing a substantial portion of assets in securities of foreign issuers, "growth-type" companies, cyclical industries and special situations which are considered to have appreciation possibilities. The Fund invests in equity securities of U.S. and foreign issuers.

*Subject to state availability.

MML Series Investment Fund ("MML Trust")

MML Trust is a no-load, open-end, investment company having eight series of shares each of which has different investment objectives designed to meet different investment needs. MassMutual serves as the investment adviser to the MML Trust.

MassMutual has entered into a subadvisory agreement with David L. Babson and Company, Inc. ("Babson"), a controlled subsidiary of the MassMutual, whereby Babson manages the investment of the assets of the MML Small Cap Value Equity Fund, the MML Equity Fund, and the equity sector of the MML Blend Fund.

MassMutual has entered into a subadvisory agreement with Massachusetts Financial Services Company ("MFS"), whereby MFS manages the investment of the MML Growth Equity Fund.

MassMutual has entered into subadvisory agreements with J.P. Morgan Investment Management Company Inc. ("J.P. Morgan") and Waddell & Reed Investment Management Company ("Waddell & Reed"), whereby J.P. Morgan and Waddell & Reed each manage 50% of the portfolio of MML Small Cap Growth Equity Fund.

MassMutual has entered into a subadvisory agreement with Mellon Equity Associates, LLP ("Mellon Equity") whereby Mellon Equity manages the investments of the MML Equity Index Fund.

MML Small Cap Value Equity Fund. The MML Small Cap Value Equity Fund seeks growth of capital and income over time by investing primarily in small company stocks.

MML Equity Fund. The MML Equity Fund seeks to achieve a superior rate of return over time from both capital appreciation and current income and to preserve capital by investing in equity securities.

MML Blend Fund. The MML Blend Fund seeks a high total rate of return over time, consistent with prudent investment risk and capital preservation, by investing in equity, fixed income and money market securities.

MML Equity Index Fund. The MML Equity Index Fund seeks investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index./1/

/1/ "Standard & Poor's", "Standard & Poor's 500" and "S&P 500" are trademarks of The McGraw-Hill Companies and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies ("S&P"), or The McGraw-Hill Companies, Inc. Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

MML Growth Equity Fund. The MML Growth Equity Fund seeks growth of capital and income over time by investing primarily in equity securities of large companies with long-term growth potential.

MML Small Cap Growth Equity Fund. The MML Small Cap Growth Equity Fund seeks growth of capital over time by investing primarily in equity securities of smaller and medium-size companies with long-term growth potential.

T. Rowe Price Equity Series, Inc.

T. Rowe Price Equity Series, Inc. is a diversified, open-end investment company incorporated in Maryland in 1994. The T. Rowe Price Mid-Cap

16       Investment Choices

Growth Portfolio is a separate series of shares of T. Rowe Price Equity Series, Inc. T. Rowe Price Associates, Inc. ("T. Rowe Price") was founded in 1937 and is the investment adviser to the Portfolio. Its business address is 100 East Pratt Street, Baltimore, MD 21202.

T. Rowe Price Mid-Cap Growth Portfolio. The T. Rowe Price Mid-Cap Growth Portfolio seeks long-term capital appreciation by investing in mid-cap stocks with potential for above-average earnings growth. T. Rowe Price defines mid-cap companies as those with market capitalizations within the range of companies in the S&P 400 Mid-Cap Index.

American Century Variable Portfolios, Inc.

American Century Variable Portfolios, Inc. ("American Century VP") was organized as a Maryland corporation in 1987 and is a diversified, open-end management investment company. American Century Investment Management, Inc. ("American Century") is the investment manager of American Century VP. American Century has been providing investment advisory services to investment companies and institutional investors since it was founded in 1958. American Century's address is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111.

American Century VP Income & Growth Fund. The American Century VP Income & Growth Fund seeks dividend growth, income and capital appreciation by investing in common stocks.

American Century VP Value Fund.* The American Century VP Value Fund seeks long-term capital growth by investing primarily in common stocks that the management team believes to be undervalued at the time of purchase. Income is a secondary objective.

*Subject to state availability.

Fidelity Variable Insurance Products
Fund

Fidelity Variable Insurance Products Fund ("VIP") is an open-end management investment company organized as a Massachusetts business trust in 1981. Fidelity's VIP Growth Portfolio is a diversified fund of VIP.

Fidelity Management & Research Company ("FMR") is the investment adviser to Fidelity's VIP Growth Portfolio. FMR is the management arm of Fidelity Investments((R)). Fidelity Investments has its principal place of business address at 82 Devonshire Street, Boston, MA 02109.

Fidelity's VIP Growth Portfolio - Service Class.* Fidelity's VIP Growth Portfolio seeks to achieve capital appreciation by investing primarily in common stocks. This Portfolio invests in companies that the manager believes have above-average growth potential.

*Subject to state availability.

Fidelity Variable Insurance Products
Fund II

Fidelity Variable Insurance Products Fund II ("VIP II") is an open-end management investment company, organized as a Massachusetts business trust in 1988. Fidelity's VIP II Contrafund(R) Portfolio is a diversified fund of VIP II.

FMR is the investment adviser to Fidelity's VIP II Contrafund(R) Portfolio.

Fidelity Management & Research (U.K.) Inc. ("FMR U.K."), in London, England, and Fidelity Management & Research (Far East) Inc. ("FMR Far East"), in Tokyo, Japan, assist FMR with foreign investments. They each serve as subadvisors for Fidelity's VIP II Contrafund(R) Portfolio.

Fidelity's VIP II Contrafund(R) Portfolio - Initial Class. Fidelity's VIP II Contrafund(R) Portfolio seeks long term capital appreciation by investing in the securities of companies whose value is not fully recognized by the public.

Fidelity Variable Insurance Products
Fund III

Fidelity Variable Insurance Products Fund III ("VIP III") is an open-end management investment company organized as a Massachusetts business trust in 1994. Fidelity's VIP III Growth Opportunities Portfolio is a diversified fund of VIP III.

                                                        Investment Choices    17

FMR is the investment adviser to Fidelity's VIP III Growth Opportunities Portfolio. FMR U.K. and FMR Far East assist FMR with foreign investments. They each serve as subadvisors for Fidelity's VIP III Growth Opportunities Portfolio.

Fidelity's VIP III Growth Opportunities Portfolio Service Class.(*) Fidelity's VIP III Growth Opportunities Portfolio seeks to provide capital growth by investing primarily in common stocks.

*Subject to state availability.

Janus Aspen Series

Janus Aspen Series ("Janus Aspen") is an open-end management investment company. Janus Aspen Worldwide Growth Portfolio and Janus Aspen Capital Appreciation Portfolio are each a separate series of Janus Aspen.

Janus Capital is the investment adviser to the Janus Aspen Worldwide Growth Portfolio and the Janus Aspen Capital Appreciation Portfolio. Janus Capital is located at 100 Fillmore Street, Denver, CO 80206-4928.

Janus Aspen Worldwide Growth Portfolio.* The Janus Aspen Worldwide Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. The Portfolio invests primarily in common stocks of companies of any size throughout the world.

*Subject to state availability.

Janus Aspen Capital Appreciation Portfolio.* The Janus Aspen Capital Appreciation Portfolio seeks long-term growth of capital. The Portfolio invests primarily in common stocks selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

*Subject to state availability.

Templeton Variable Products Series
Fund

The Templeton Variable Products Series Fund ("Templeton Fund") is an open-end management investment company organized as a Massachusetts business trust on February 25, 1988. The Templeton International Fund is a separate series of the Templeton Fund.

Templeton Investment Counsel, Inc. ("Templeton Investment Counsel") is the investment manager of the Templeton International Fund. Templeton Investment Counsel is located at 500 East Broward Boulevard, Fort Lauderdale, FL 33394-3091.

Templeton International Fund - Class 2 Shares.* The Templeton International Fund seeks long-term capital growth. The Fund, under normal market conditions, will invest at least 65% of its total assets in the equity securities of companies located outside the U.S., including in emerging markets.

*Subject to state availability.

BT Insurance Funds Trust

BT Insurance Funds Trust ("BT Insurance Funds") was organized as a Massachusetts business trust in 1996. The BT Small Cap Index Fund is a separate series of the BT Insurance Funds.

Bankers Trust Company is the investment adviser to the BT Small Cap Index Fund. Bankers Trust Company is located at 130 Liberty Street, New York, NY 10006.

BT Small Cap Index Fund.* The BT Small Cap Index Fund seeks to match, as closely as possible, before expenses, the performance of the Russell 2000(R) Small Stock Index**, which emphasizes stocks of small U.S. companies.

 * Subject to state availability.
** "Frank Russell Company is the owner of the trademarks and copyrights relating to the Russell Indexes."

MFS(R)Variable Insurance Trust(SM)

The MFS(R)Variable Insurance Trust(SM)("MFS Trust") is an open-end management investment company, organized as a Massachusetts business trust in 1994. The MFS(R) Growth With Income Series is a separate series of the MFS Trust.

18       Investment Choices

Massachusetts Financial Services Company ("MFS") advises the MFS(R) Growth With Income Series. MFS is located at 500 Boylston Street, Boston, MA 02116.

MFS(R) Growth With Income Series.* The MFS(R) Growth With Income Series seeks to provide reasonable current income and long-term growth of capital and income. This Series invests, under normal market conditions, at least 65% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depository receipts for those securities.

*Subject to state availability.

There is no assurance that the funds will achieve their stated objective. The fund prospectuses contain more detailed information about the funds. Current copies of the fund prospectuses are attached to this prospectus. You should read the information contained in the funds' prospectuses carefully before investing.

The Fixed Accounts

In most states, we offer two fixed accounts, the fixed account for Dollar Cost Averaging (the "DCA Fixed Account") and The Fixed Account (collectively, "the fixed accounts"), as investment options. The fixed accounts are investment options within our general account.

Amounts that you allocate to the fixed accounts become part of our general account assets and are subject to the claims of all our creditors. All of our general account assets will be available to fund benefits under a contract.

DCA Fixed Account. The DCA Fixed Account is a fixed account from which assets are systematically transferred to any fund(s). During the accumulation phase, you may choose to have your purchase payments allocated to the DCA Fixed Account for the period of the DCA Fixed Account Term (DCA Term). Your election must be in writing.

Currently, the DCA Term will not exceed 12 months. To the extent permitted by law, we reserve the right to change the duration of the DCA Term in the future. You may have only one DCA Term at a time.

We will only accept a purchase payment as of the beginning of a DCA Term. Purchase payments which originate from an annuity contract issued by us or any of our affiliates cannot be allocated to the DCA Account. You cannot transfer current contract values to the DCA Fixed Account. We reserve the right to reject purchase payments.

We make scheduled monthly transfers from the DCA Fixed Account according to the rules of our Dollar Cost Averaging Program. You may not make unscheduled transfers or take partial withdrawals from the DCA Fixed Account. If you withdraw the entire contract value during a DCA term we will apply our normal withdrawal provisions.

We reserve the right to assess a fee for processing transactions under the DCA Fixed Account.

If you elect to make an allocation to the DCA Fixed Account at a time when your annuity date would be less than the currently offered DCA Term, the expiration of your DCA Term will be your annuity date. No amounts will remain in the DCA Fixed Account after the expiration of the DCA Term.

We periodically set the interest rate we credit to the DCA Fixed Account. The interest rate is never less than 3%. We guarantee the interest rate for the full DCA Term.

The Fixed Account. You may allocate purchase payments to The Fixed Account. You can also make transfers of your contract value into The Fixed Account. You do not participate in the investment performance of the assets in The Fixed Account. Instead, we credit your contract with interest at a specified rate that we declare in advance. We guarantee this rate will be at least 3% per year. We may credit a higher rate of interest at our discretion.

                                                     Investment Choices       19

Contract Value

Your contract value is the sum of your value in the separate account and the fixed account(s).

Your value in the separate account will vary depending on the investment performance of the funds you choose. In order to keep track of your contract value, we use a unit of measure called an accumulation unit. During the income phase of your contract we call the unit an annuity unit.

Accumulation Units

Every day we determine the value of an accumulation unit for each of the funds. Changes in the accumulation unit value reflect the investment performance of the fund as well as deductions for insurance and other charges.

The value of an accumulation unit may go up or down from business day to business day.

The Statement of Additional Information contains more information on the calculation of the accumulation unit value.

When you make a purchase payment, we credit your contract with accumulation units. We determine the number of accumulation units to credit by dividing the amount of the purchase payment allocated to a fund by the value of the accumulation unit for that fund. When you make a withdrawal, we deduct from your contract accumulation units representing the withdrawal amount.

We calculate the value of an accumulation unit for each investment portfolio after the New York Stock Exchange closes each business day. Any change in the accumulation unit value will be reflected in your contract value.

Example:

On Monday we receive an additional purchase payment of $5,000 from you. You have told us you want this to go to the Oppenheimer Bond Fund/VA. When the New York Stock Exchange closes on that Monday, we determine that the value of an accumulation unit for the Oppenheimer Bond Fund/VA is $13.90. We then divide $5,000 by $13.90 and credit your contract on Monday night with 359.71 accumulation units for the Oppenheimer Bond Fund/VA.

Transfers

You can transfer all or part of your contract value. You can make transfers by telephone, internet or by other means we authorize. To make transfers other than by telephone or internet, you must submit a written request. If you own the contract with a joint owner, we will accept transfer instructions from either you or the other owner, unless we are instructed otherwise. We will use reasonable procedures to confirm that instructions given to us are genuine. We may be liable for any losses due to unauthorized or fraudulent instructions, if we fail to use such procedures. We may tape record all telephone instructions.

Your transfer is effective on the business day we receive your request at our Annuity Service Center. Our business day closes when the New York Stock Exchange closes, usually 4:00 p.m. Eastern time. If we receive your transfer request at our Annuity Service Center on a non-business day or after our business day closes, your transfer request will be effective on the next business day.

Transfers During the Accumulation
Phase

You may transfer all or part of your assets in a fund or The Fixed Account. You can make a transfer to or from The Fixed Account and to or from any fund. You can make 12 transfers every calendar year during the accumulation phase without charge. If you make more than 12 transfers in a year, we will deduct a transfer fee. The fee is $20 per transfer or, if less, 2% of the amount you transfer. The following rules apply to any transfer during the accumulation phase:

(1) The minimum amount which you can transfer is:

    .  $1,000; or

    .  the entire value in a fund, if less.

20       Contract Value

After a transfer, the minimum amount which must remain in the fund is $1,000 unless you transfer the entire fund value. We waive these requirements if the transfer is made in connection with the Rebalancing Program.

(2) You must clearly indicate the amount and investment choices from and to which you wish to transfer.

(3) During any contract year, we limit transfers out of The Fixed Account to the greater of $30,000 or 30% of your contract value in The Fixed Account as of the end of the previous contract year. We measure a contract year from the anniversary of the day we issued your contract. Transfers out of The Fixed Account are done on a first-in, first-out basis. In other words, amounts attributed to the oldest purchase payments are transferred first; then amounts attributed to the next oldest purchase payment are transferred; and so on.

(4) We do not allow transfers between competing accounts. For this purpose, we consider The Fixed Account and the Oppenheimer Money Fund/VA "competing accounts." We restrict other transfers involving any competing account for certain periods:

    . for a period of 90 days following a transfer out of a competing account, you may not transfer into the other competing account.

    . for a period of 90 days following a transfer into a competing account, you may not transfer out of the other competing account.

(5) We do not count transfers made as part of the Dollar Cost Averaging Program or the Rebalancing Program in determining the number of transfers you make in a year.

Transfers During the Income Phase

You may make 6 transfers between the funds each calendar year without incurring a fee. You cannot transfer from the general account to a fund, but you can transfer from one or more funds to the general account once a contract year. The minimum amount which you can transfer is $1,000 or your entire interest in the fund, if less. After a transfer, the minimum amount which must remain in a fund is $1,000 unless you have transferred the entire value.

We have the right to terminate or modify these transfer provisions.

Dollar Cost Averaging Program

The Dollar Cost Averaging Program allows you to systematically transfer a set amount from a selected fund to any of the other funds. By allocating amounts on a regular schedule as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations. The Dollar Cost Averaging Program is available only during the accumulation phase.

Dollar Cost Averaging does not assure a profit and does not protect you against loss in declining markets. Since Dollar Cost Averaging involves continuous investment in securities regardless of fluctuating price levels of such securities, you should consider your financial ability to continue the Dollar Cost Averaging Program through periods of fluctuating price levels.

You must have a contract value of at least $5,000 in order to participate in the Dollar Cost Averaging Program. The minimum amount you can transfer is $250.

The minimum duration of participation in any Dollar Cost Averaging Program is currently 6 months. You can choose the frequency at which the Dollar Cost Averaging transfers are to be made, i.e., monthly, quarterly, semi-annually or annually. You will also choose the specific date when the first Dollar Cost Averaging transfer is made. However, if you select a date that is less than 5 business days from the date the election form is received at our Annuity Service Center, we may defer the first transfer for one month. If you do not select a start date, we will automatically start the Dollar Cost Averaging Program within 5 business days from the date we receive your election form. You may make changes to your selection, including termination of the program, by written request.

                                                         Contract Value       21

If you participate in the Dollar Cost Averaging Program, we do not take the transfers made under the program into account in determining any transfer fee.

We consider the DCA Fixed Account to be a Dollar Cost Averaging Program. You can only participate in one Dollar Cost Averaging Program at a time. Further, if you are participating in the Dollar Cost Averaging Program you cannot also participate in the Rebalancing Program or the DCA Fixed Account.

The Dollar Cost Averaging option will terminate:

    .    if you withdraw the total contract value;

    .    upon your death or the annuitant's death;

    .    if the last transfer you selected has been made;

    .    if there is insufficient contract value to make the transfer; or

    . if we receive from you a written request to terminate the program at our Annuity Service Center at least 5 business days prior to the next transfer date.

We currently do not charge you for participation in the Dollar Cost Averaging Program. However, we reserve the right to charge for this feature in the future. We have the right to modify, terminate or suspend the Dollar Cost Averaging Program.

Automatic Rebalancing Program

Over time, the performance of each fund may cause your allocation to shift from your original allocation. You can direct us to automatically rebalance your contract to return to your original percentage allocations by selecting our Rebalancing Program. You can tell us whether to rebalance monthly, quarterly, semi-annually or annually. The Rebalancing Program is available only during the accumulation phase. If you participate in the Rebalancing Program, the transfers made under the program are not taken into account in determining any transfer fee.

You cannot participate in the Rebalancing Program if you have purchase payments allocated to the fixed accounts. You cannot participate in the Rebalancing Program if you are participating in a Dollar Cost Averaging Program.

You can terminate the Rebalancing Program at anytime by giving us written notice. Any unscheduled transfer request will automatically terminate the Rebalancing Program election.

Example:

Assume that you want your initial purchase payment split between 2 funds. You want 40% to be in the Oppenheimer Bond Fund/VA and 60% to be in the Panorama Growth Portfolio. Over the next 2 1/2 months the bond market does very well while the stock market performs poorly. At the end of the first quarter, the Oppenheimer Bond Fund/VA now represents 50% of your holdings because of its increase in value. If you had chosen to have your holdings rebalanced quarterly, on the first day of the next quarter, we would sell some of your units in the Oppenheimer Bond Fund/VA to bring its value back to 40% and use the money to buy more units in the Panorama Growth Portfolio to increase those holdings to 60%.

Withdrawals

During the accumulation phase you may make either partial or total withdrawals of your contract value. Your withdrawal is effective on the business day we receive your written request at our Annuity Service Center. If we receive your written request at our Annuity Service Center on a non-business day or after our business day closes, your withdrawal request will be effective on the next business day. We will pay any withdrawal amount within 7 days of our receipt of your fully completed written request at our Annuity Service Center unless we are required to suspend or postpone withdrawal payments.

Unless you instruct us otherwise, we will take any partial withdrawal proportionally from your contract value in the funds and The Fixed Account. You must withdraw at least $250 or the entire value in a fund or The Fixed Account, if less. We require that after you make a partial withdrawal you keep at least $5,000 in a non-qualified contract. For qualified contracts, the amount is $2,000. Partial withdrawals are subject to a contingent deferred sales charge.

22       Contract Value

When you make a total withdrawal you will receive the value of your contract:

 .    less any applicable contingent deferred sales charge;

 .    less any applicable premium tax;

 .    less any contract maintenance charge, and

 .    less any purchase payments we credited to your contract that have not cleared the bank, until they clear the bank.

Systematic Withdrawal Program

This program provides for an automatic monthly, quarterly, semi-annual or annual payment to you from your contract of at least $250. Your contract value must be at least $25,000 to initiate the withdrawal plan. Currently, we do not have a charge for this program, but we reserve the right to charge in the future.

Your systematic withdrawal program will begin on the start date you selected as long as we receive a fully completed written request at least 5 business days before the start date you selected. We may defer the start of your systematic withdrawal program for one month if the start date you selected is less than 5 business days after we receive your written request. If you do not select a start date, we will automatically begin systematic withdrawals within 5 business days after we receive your request. Your request must be in writing.

If you are participating in the Automatic Investment Plan Option, you cannot also participate in the Systematic Withdrawal Plan. If you terminate your Systematic Withdrawal Plan from The Fixed Account, you may not elect a new plan involving withdrawals from The Fixed Account for 6 months.

Your systematic withdrawal program ends:

 .    if you withdraw your total contract value;

 .    upon your death or the annuitant's death;

 .    if we process the last withdrawal you selected;

 .    if your value in a selected fund or The Fixed Account is insufficient to complete the withdrawal;

 .    if you begin receiving annuity payments; or

 .    if you give us a written request to terminate your program. We must receive your request at least 5 business days before the next withdrawal date.

 Income taxes, tax penalties and certain restrictions may apply to any withdrawal you make.

                                                         Contract Value       23

Expenses

There are charges and other expenses associated with the contracts that reduce the return on your investment in the contract. These charges and expenses are:

Insurance Charges

Each business day we deduct our insurance charges from the assets of the separate account. We do this as part of our calculation of the value of the accumulation units and the annuity units. The insurance charge has two parts:
(1) the mortality and expense risk charge and (2) the administrative charge.

Mortality and Expense Risk Charge

This charge is equal, on an annual basis, to 1.25% of the daily value of the assets invested in each fund, after fund expenses are deducted. This charge is for:

 . the mortality risk associated with the insurance benefits provided, including our obligation to make annuity payments after the annuity date regardless of how long all annuitants live, the death benefits, and the guarantee of rates used to determine your annuity payments during the income phase;

 . the expense risk that the current charges will be insufficient to cover the actual cost of administering the contract.

The mortality and expense risk charge cannot be increased. If the mortality and expense risk charge is not sufficient, then we will bear the loss. However, we do expect to profit from this charge.

Administrative Charge

This charge is equal, on an annual basis, to 0.15% of the daily value of the assets invested in each fund, after fund expenses are deducted. We assess this charge, together with the annual contract maintenance charge, to reimburse us for all the expenses associated with the administration of the contract and the separate account. Some of these expenses are: preparation of the contract, confirmations, annual reports and statements, maintenance of contract records, personnel costs, legal and accounting fees, filing fees, and computer and systems costs. We can increase this charge, but the charge will never exceed 0.25%. If we increase this charge, we will give you 90 days prior notice.

Annual Contract Maintenance Charge

At the end of each contract year, we deduct $30 from your contract as an annual contract maintenance charge. We may increase this charge, but it will not exceed $60. If we increase this charge, we will give you 90 days prior notice. Currently, we will not deduct this charge if, when we are to make the deduction, the value of your contract is $50,000 or more. However, we reserve the right to increase the contract value amount at which we will waive this charge to $100,000 as provided by the contract. Subject to state regulations, we will deduct the annual contract maintenance charge proportionately from the investment choices you have selected.

If you make a total withdrawal from your contract, and the contract value is less than $50,000, we will deduct the full annual contract maintenance charge. If your contract enters the income phase on a date other than its contract anniversary and the contract value is less than $50,000, we will deduct a pro rata portion of the charge. During the income phase, we will deduct 1/12th of the annual contract maintenance charge from each payment regardless of the contract value.

Contingent Deferred Sales Charge

We do not deduct a sales charge when we receive a purchase payment. However, we may assess a contingent deferred sales charge on the amount you withdraw that exceeds the free withdrawal amount. We use this charge to cover certain expenses relating to the sale of the contract.

24       Expenses

If you withdraw:
 . from more than one investment choice, we will deduct the contingent deferred sales charge proportionately from the amounts remaining in the investment choice(s) you selected.

 . the total value from an investment choice, we will deduct the contingent deferred sales charge proportionately from amounts remaining in the investment choices that still have value.

 . your entire contract value, we will deduct the contingent deferred sales from the contract value. You will receive a check for the net amount.

The amount of the charge depends on the amount of the purchase payments and the length of time since you made the purchase payments. The contingent deferred sales charge is assessed as follows:

        Year since Purchase
      Payments were Accepted           Charge

            1(st) Year                   7%

            2(nd) Year                   6%

            3(rd) Year                   5%

            4(th) Year                   4%

            5(th) Year                   3%
            6(th) Year                   2%

            7(th) Year                   1%

            8(th) Year                   0%
         and thereafter

After your purchase payment has been in the contract for 7 years, there is no charge when you withdraw the purchase payment. Each purchase payment has its own 7-year sales charge period. We take withdrawals first from earnings, and then from purchase payments. For purposes of the contingent deferred sales charge, we treat withdrawals as coming from the oldest purchase payments first.

In addition to the free withdrawals described later in this section, we will not impose a contingent deferred sales charge under the following circumstances.

 .    Upon payment of the death benefit or upon the amount applied to an annuity payment option.

 .    If you surrender your contract before April 30, 2000, and the proceeds of the surrender are used to purchase a new group annuity issued by MassMutual. The group annuity may be subject to charges upon surrender.

 .    If you redeem "excess contributions" to a plan qualifying for special income tax treatment. These types of plans are referred to as Qualified Plans, including Individual Retirement Annuities (IRAs). We look to the Internal Revenue Code for the definition and description of excess contributions.

 .    Owners of certain IRAs or non-qualified Flex Extra Variable Annuity contracts issued by MassMutual that no longer have any contingent deferred sales charge may exchange these contracts for a Panorama Premier contract. We call this the "Flex Extra Exchange Program." If you exchange an eligible Flex Extra contract for a Panorama Premier contract, we will not assess a contingent deferred sales charge on the amount that was in the original Flex Extra contract. However, if you make any additional purchase payments to the Panorama Premier contract they will be subject to a contingent deferred sales charge under the Panorama Premier contract.

 .    If you own an IRA or a non-qualified Account A, Account B or Account E variable annuity contract previously issued by Connecticut Mutual Life Insurance Company, you can exchange that contract for a Panorama Premier contract. We call this the CML Exchange Program. If you exchange an eligible Account A, Account B, or Account E contract for a Panorama Premier contract, we will not assess a contingent deferred sales charge on the amount that was in the original contract. However, if you make additional purchase payments to the Panorama Premier contract they will be subject to a contingent deferred sales charge under the Panorama Premier contract.

 .    Effective October 1, 1999, owners of certain Panorama IRAs or non-qualified
     Panorama deferred variable annuity contracts issued by MassMutual that are beyond the contingent

                                                                  Expenses    25
     deferred sales charge period may exchange these contracts for a Panorama Premier contract. If you exchange an eligible Panorama contract for a Panorama Premier contract, we will not assess a contingent deferred sales charge on your Panorama contract value. However, any additional payments that you make to the Panorama Premier contract will be subject to a contingent deferred sales charge under the Panorama Premier contract.

 .    Effective October 1, 1999, owners of certain Panorama Plus IRAs or non-qualified Panorama Plus variable annuity contracts issued by C. M. Life Insurance Company that are beyond the surrender charge period may exchange these contracts for a Panorama Premier contract. If you exchange an eligible Panorama Plus contract for a Panorama Premier contract, we will not assess a surrender charge on your Panorama Plus contract value. However, any additional payments that you make to the Panorama Premier contract will be subject to a contingent deferred sales charge under the Panorama Premier contract.

The exchange programs may not be available in all states. Check with your agent. We have the right to terminate these exchange programs at any time. If you want more information about the exchange programs, contact your agent or us at our Annuity Service Center (800) 366-8226.

Free Withdrawals

You may withdraw, without incurring a contingent deferred sales charge, the greater of:

 .    the part of your contract value that is earnings on the date of withdrawal;
     or

 .    10% of purchase payments remaining in your contract on the withdrawal date reduced by any free withdrawal(s) you previously took during the current contract year.

We take withdrawals first from any investment earnings, and then from purchase payments. If you withdraw an amount which exceeds the free withdrawal amount, we will reduce the amount of your remaining purchase payments. We will calculate the contingent deferred sales charge based on your oldest purchase payments first.

Premium Taxes

Some states and other governmental entities charge premium taxes or similar taxes. We are responsible for the payment of these taxes and will make a deduction from your contract value for them. Some of these taxes are due when your contract is issued, others are due when annuity payments begin. Currently we do not charge you for these taxes until you begin receiving annuity payments or you make a total withdrawal. We may discontinue this practice and assess the charge when the tax is due. Premium taxes generally range from 0% to 3.5%, depending on the state.

Transfer Fee

During the accumulation phase, you can make 12 free transfers every calendar year. If you make more than 12 transfers a calendar year, we will deduct a transfer fee of $20 or 2% of the amount that is transferred, whichever is less.

If you request to transfer a dollar amount, we will deduct any transfer fee from the amount transferred. If you request to transfer a percentage of your value in an investment choice, we will deduct any transfer fee from the amount remaining in the investment choice. If you transfer the entire amount in an investment choice, we will deduct the transfer fee from the amount you transfer.

During the income phase, we allow 6 transfers and they are not subject to a transfer fee. We consider all transfers made on one business day as one transfer.

Income Taxes

We will deduct from the contract any income taxes which we incur because of the operation of the separate account. At the present time, we are not making any such deductions. We will deduct any withholding taxes required by law.

Fund Expenses

There are deductions from and expenses paid out of the assets of the various funds, which are described in the attached fund prospectuses. We may enter into certain arrangements under which we are reimbursed by the funds' advisors, distributors and/or affiliates for the administrative service that we provide.

26       Expenses

The Income Phase

If you want to receive regular income from your annuity, you can choose to receive fixed and/or variable annuity payments under one of six options. You can choose the month and year in which those payments begin. We call that date the annuity date. Your annuity date must be the first day of a calendar month. Your annuity date cannot be earlier than 5 years after you buy the contract.

You choose your annuity date when you purchase your contract. You can change it at any time before the annuity date provided you give us 30 days written notice. If you do not choose an annuity option, we will assume that you selected Option B with 10 years of payments guaranteed.

Annuity payments must begin by the earlier of:

(1) The annuitant's 90(th) birthday or the 90(th) birthday of the oldest joint annuitant;

(2) Your 90(th) birthday if you are not the annuitant or the 90(th) birthday of the oldest joint owner; or

(3) The latest age permitted under state law.

We make annuity payments based on the age and sex of the annuitant under all options except Option E. We may require proof of age and sex before annuity payments begin.

At the annuity date, you have the same fund choices that you had in the accumulation phase. You can choose whether payments will be fixed, variable, or a combination of both. If you do not tell us otherwise, we will base your annuity payments on the investment allocations that are in place on the annuity date. Therefore, any amounts in the funds will be applied to a variable payout and any amounts in the Fixed Account will be applied to a fixed payout.

If your contract value is less than $2,000 on the annuity date, we reserve the right to pay you a lump sum rather than a series of annuity payments. If any annuity payment is less than $100, we reserve the right to change the payment basis to equivalent less frequent payments.

In order to avoid adverse tax consequences, you should begin to take distributions at least equal to the minimum amount required by the Internal Revenue Service, no later than the required beginning date. If your contract is an IRA that date should be the year you reach age 70 1/2. For qualified plans, that date is the later of your retirement or when you reach age 70 1/2.

Fixed Annuity Payments

If you choose fixed payments, the payment amount will not vary. The payment amount will depend upon the following 5 things:

 .    the value of your contract on the annuity date;

 .    the deduction of premium taxes, if applicable,

 .    the deduction of the annual contract maintenance charge, and

 .    the annuity option you select, and

 .    the age and sex of the annuitant (and the age and sex of the joint annuitant, if any).

Variable Annuity Payments

If you choose variable payments, the payment amount will vary with the investment performance of the funds. The first payment amount will depend on the following 6 things:

 .    the value of your contract on the annuity date;

 .    the deduction of premium taxes, if applicable,

 .    the deduction of the annual contract maintenance charge,

 .    the annuity option you select,

 .    the age and sex of the annuitant (and the age and sex of the joint annuitant, if any), and

 .    an assumed investment rate (AIR) of 4% per year.

Future variable payments will depend on the performance of the funds you selected. If the actual performance exceeds the 4% assumed investment rate plus the deductions for expenses, your annuity payments will increase. Similarly, if the actual rate is less than 4% plus the amount of the deductions, your annuity payments will decrease.

                                                          The Income Phase    27

Annuity Unit Value

In order to keep track of the value of your variable annuity payment, we use a unit of measure called an annuity unit. We calculate the number of your annuity units at the beginning of the income phase. During the income phase, the number of annuity units will not change. However, the value of your annuity units will change to reflect the investment performance of the funds you selected. The Statement of Additional Information contains more information on how annuity payments and annuity unit values are calculated.

Annuity Options

The following annuity options are available. After annuity payments begin, you cannot change the annuity option or the frequency of annuity payments. In addition, during the income phase we do not allow withdrawals.

Annuity Option A - Life Income. Under this option we make periodic payments as long as the annuitant is alive. After the annuitant dies we stop making payments.

Annuity Option B - Life Income with Period Certain. We will make periodic payments for a guaranteed period, or as long as the annuitant lives, whichever is longer. The guaranteed period may be 5, 10 or 20 years. If the beneficiary chooses, he/she may elect a lump sum payment equal to the present value of the remaining guaranteed annuity payments.

Annuity Option C - Joint and Last Survivor Payments. We will make periodic payments during the joint lifetime of 2 annuitants. When one dies, we will continue making these payments to the survivor as if both annuitants were alive. We will not make payments after both annuitants have died.

Annuity Option D - Joint and 2/3 Survivor Annuity. We will make periodic payments during the joint lifetime of 2 annuitants. We will continue making payments during the lifetime of the surviving annuitant. We will compute these payments for the surviving annuitant on the basis of two-thirds of the annuity payment (or units) in effect during the joint lifetime. We will not make payments after both annuitants have died.

Annuity Option E - Period Certain. We will make periodic payments for a specified period. The specified period must be at least 5 years and cannot be more than 30 years. In most states, if you do not want payments to continue for the remainder of the specified period, you may elect to have an amount equal to the present value of the remaining guaranteed annuity payments paid as a lump sum or applied to another annuity option.

Annuity Option F - Special Income Settlement Agreement. We will pay you in accordance with terms agreed upon in writing by both you and us.

28       The Income Phase

Death Benefit

Death Of Contract Owner During The Accumulation Phase

If you or the joint owner dies during the accumulation phase, we will pay a death benefit to your primary beneficiary. If the joint owner dies, we will treat the surviving joint owner, if any, as the primary beneficiary. We will treat any other beneficiary designation on record at the time of death as a contingent beneficiary unless you have changed it in writing.

Your beneficiary may request that the death benefit be paid under one of the death benefit options. If the beneficiary is your spouse, he or she may elect to become the owner of the contract at the then current contract value, which may be less than the death benefit. If joint owners die simultaneously, the death benefit will become payable.

Death Benefit Amount During The Accumulation Phase

Before the date you or the oldest joint owner reaches age 75, the death benefit during the accumulation phase will be the greater of:

(1)  your purchase payments, less any withdrawals and any applicable charges; or

(2) your contract value as of the business day we receive proof of death and election of the payment method; or

(3) your contract value on the most recent 3 year contract anniversary, plus any subsequent purchase payments, less any subsequent withdrawals, including any applicable charges. Your first contract anniversary is one calendar year from the date we issued your contract.

After you or the oldest joint owner reaches age 75, the death benefit during the accumulation period will be the greater of:

(1)  the purchase payments, less any withdrawals and any applicable charges; or

(2) your contract value as of the business day we receive proof of death and election of the payment method; or

(3) your contract value on the most recent 3 year contract anniversary prior to the owner or the oldest joint owner reaching age 75, plus any subsequent purchase payments, less any subsequent withdrawals, including any applicable charges. Your first contract anniversary is one calendar year from the date we issued your contract.

If the contract is owned by a non-natural person, owner means annuitant for purposes of determining the death benefit amount.

Death Benefit Options During The Accumulation Phase

A beneficiary who is not your surviving spouse must elect to receive the death benefit under one of the following options, in the event you die during the accumulation phase.

Option 1 - lump sum payment of the death benefit; or

Option 2 - the payment of the entire death benefit within 5 years of the date of death; or

Option 3 - payment of the death benefit under an annuity option over the lifetime of the beneficiary or over a period not extending beyond the life expectancy of the beneficiary with distribution beginning within 1 year of the date of your death or any joint owner.

                                                             Death Benefit    29

If a lump sum payment is requested, we will pay the amount within 7 days after we receive due proof of death and other necessary information at our Annuity Service Center unless we are required to suspend or delay payment. Payment to the beneficiary, in any form other than a lump sum, may only be elected during the 60-day period beginning with the date of receipt by us of proof of death.

Death Of Contract Owner During The Income Phase

If you or the joint owner dies during the income phase, but the annuitant is still alive, we will pay the remaining payments under the annuity option elected at least as rapidly as under the method of distribution in effect at the time of your death.

Death Of Annuitant

If the annuitant, who is not the owner or joint owner, dies during the accumulation phase, you can name a new annuitant subject to the underwriting rules we have in effect at the time. If you do not name an annuitant within 30 days of the death of the annuitant, you will become the annuitant. However, if the owner is a non-natural person we will treat the death of the annuitant as the death of the owner, and you may not name a new annuitant.

Upon the death of the annuitant on or after the annuity date, the death benefit, if any, is as specified in the annuity option elected. We will pay death benefits at least as rapidly as under the method of distribution in effect at the annuitant's death.

30       Death Benefit

Taxes

NOTE: We have prepared the following information on taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax adviser about your own circumstances. We have included in the Statement of Additional Information an additional discussion regarding taxes.

Annuity Contracts In General

Annuity contracts are a means of setting aside money for future needs - usually retirement. Congress recognized how important saving for retirement was and provided special rules in the Internal Revenue Code (Code) for annuities.

Simply stated, these rules provide that you will not be taxed on the earnings on the money held in your annuity contract until you take the money out. This is referred to as tax deferral.

For variable annuity contracts, tax deferral depends on the insurance company, and not you having control of the assets held in the separate accounts. You can allocate account value from one fund of the separate account to another but cannot direct the investments each fund makes. If you have too much "investor control" of the assets supporting the separate account funds, then you will be taxed on the gain in the contract as it is earned rather than when it is withdrawn.

The Internal Revenue Service (IRS) has provided some guidance on investor control but several issues remain unclear. One unanswered question is whether a contract owner can have too much investor control if the variable contract offers a large choice of funds in which to invest account values.

We do not know if the IRS will issue any guidance on this question. We do not know if any guidance would have a retroactive effect. Consequently, we reserve the right to modify the contract, as necessary, so that you will not be treated as having investor control of the assets held under the separate account.

There are different rules as to how you are taxed depending on how you take the money out and the type of contract - qualified or non-qualified (see following sections).

You, as the owner of a non-qualified annuity, will generally not be taxed on increases in the value of your contract until a distribution occurs - either as a withdrawal or as annuity payments. When you make a withdrawal, you are taxed on the amount of the withdrawal that is earnings. For annuity payments, different rules apply. A portion of each annuity payment is treated as a partial return of your purchase payments and is not taxed. The remaining portion of the annuity payment is treated as ordinary income. How the annuity payment is divided between taxable and non-taxable portions depends upon the period over which the annuity payments are expected to be made. Annuity payments received after you have recovered all of your purchase payments are fully includible in income.

When a non-qualified contract is owned by a non- natural person (e.g., corporation or certain other entities other than a trust holding the contract as an agent for a natural person), the contract will generally not be treated as an annuity for tax purposes.

Qualified And Non-Qualified Contracts

If you purchase the contract as an individual and not under any pension plan, specially sponsored program or an individual retirement annuity, your contract is referred to as a non-qualified contract.

If you purchase the contract under a pension plan, specially sponsored program, or an individual retirement annuity, your contract is referred to as a qualified contract. Examples of qualified plans are: deductible and non-deductible Individual Retirement Annuities (IRAs), and pension and profit-sharing plans, which include 401(k) plans and H.R. 10 Plans.

Withdrawals - Non-Qualified Contracts

The Code treats any withdrawals (1) allocable to purchase payments made after August 13, 1982 in an annuity contract entered into prior to August 14, 1982 and
(2) from an annuity contract entered into after August 14, 1982, as first coming from earnings and then from your purchase payments. The withdrawn earnings are includible in income.

                                                                     Taxes    31

The Code also provides that any amount received under an annuity contract which is included in income may be subject to a penalty. The amount of the penalty is equal to 10% of the amount that is includible in income. Some withdrawals will be exempt from the penalty. They include any amounts:

(1)  paid on or after you reach age 59 1/2;

(2)  paid to your beneficiary after you die;

(3)  paid if you become totally disabled (as that term is defined in the Code);

(4) paid in a series of substantially equal payments made annually (or more frequently) for life or your life expectancy or the joint life expectancies of you and your designated beneficiary;

(5)  paid under an immediate annuity; or

(6)  which come from purchase payments made before August 14, 1982.

Withdrawals - Qualified Contracts

If you have no cost basis for your interest in a qualified contract, the full amount of any distribution is taxable to you as ordinary income. If you do have a cost basis for your interest, a portion of the distribution is taxable, generally based on the ratio of your cost basis to your total contract value. Special tax rules may be available for certain distributions from a qualified contract.

Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including contracts issued and qualified under Code Sections 401 (Pension and Profit-Sharing Plans), 408 (Individual Retirement Annuities - IRAs), and 408A (Roth IRAs). Exceptions from the penalty tax are as follows:

 .    distributions made on or after you reach age 59 1/2;

 .    distributions made after your death or disability (as defined in Code
     Section 72(m)(7);

 .    after separation from service, distributions that are part of substantially equal periodic payments made not less frequently than annually for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary (in applying this exception to distributions from IRAs, a separation from service is not required);

 .    distributions made after separation of service if you have reached age 55
     (not applicable to distributions from IRAs);

 .    distributions made to you up to the amount allowable as a deduction to you under Code Section 213 for amounts you paid during the taxable year for medical care;

 .    distributions made to an alternate payee pursuant to a qualified domestic relations order (not applicable to distributions from IRAs);

 .    distributions from an IRA for the purchase of medical insurance (as described in Code Section 213(d)(1)(D)) for you and your spouse and dependents if you received unemployment compensation for at least 12 weeks and have not been re-employed for at least 60 days);

 .    distributions from an IRA to the extent they do not exceed your qualified higher education expenses (as defined in Code Section 72(t)(7) for the taxable year; and

 .    distributions from an IRA which are qualified first-time home buyer distributions (as defined in Code Section 72(t)(8)).

Generally, distributions from a qualified plan must begin no later than April 1st of the calendar year following the later of (a) the year in which you attain age 70 1/2 or (b) the calendar year in which you retire. The date set forth in
(b) does not apply to an IRA. Required distributions do not apply to a Roth IRA during your lifetime. Required distributions must be over a period not exceeding your life expectancy or the joint lives or joint life expectancies of you and your designated beneficiary. If required minimum distributions are not made, a 50% penalty tax is imposed on the amount that should have been distributed.

Withdrawals - Tax-Sheltered Annuities

Pursuant to Revenue Ruling 90-24, we will allow partial or full transfers of a participant's interest in a non-ERISA Tax-Sheltered Annuity to this

32       Taxes
contract. However, this contract cannot be used for salary reduction contributions.

The Code limits the withdrawal of purchase payments made by owners through salary reductions from certain Tax-Sheltered Annuities. Withdrawals of salary reduction amounts and their earnings can be made when an owner:

(1)  reaches age 59 1/2;

(2)  leaves his/her job;

(3)  dies;

(4)  becomes disabled, as that term is defined in the Code; or

(5)  in the case of hardship.

In the case of hardship, the owner can only withdraw the purchase payments and not any earnings.

Any contract value as of December 31, 1988 is not subject to these restrictions. Additionally, return of "excess contributions" or amounts paid to a spouse as a result of a qualified domestic relations order are not subject to these restrictions.

                                                                       Taxes  33

Other Information

Terminal Illness Benefit

In most states, you may elect a Terminal Illness Benefit. We will require proof that you are terminally ill and not expected to live more than 12 months. This proof will include certification by a licensed medical practitioner performing within the scope of his/her license. You may not be the licensed medical practitioner, nor can the medical practitioner be your parent, spouse or child. We may also impose additional requirements.

We will determine the amount of payment when we receive your written request. Prior to the date you or the joint owner reaches age 75, the Terminal Illness Benefit is the greater of:

(1)  your purchase payments, less any withdrawals and any applicable charges; or

(2)  your contract value; or

(3) your contract value on the most recent 3 year contract anniversary plus any subsequent purchase payments less any subsequent withdrawals and any applicable charges.

After you or the oldest joint owner reaches age 75, the Terminal Illness Benefit will be the greater of:

(1)  the purchase payments, less any withdrawals and any applicable

(2)  charges; or

(3)  your contract value; or

(4) your contract value on the most recent 3 year contract anniversary prior to you, or the oldest joint owner reaching age 75, plus any subsequent purchase payments less any subsequent withdrawals and any applicable charges.

We will not apply a contingent deferred sales charge with respect to any Terminal Illness Benefit. Payment of the Terminal Illness Benefit will terminate the contract.

If joint owners are named, we will use the age of the oldest to determine the Terminal Illness Benefit. If the contract is owned by a non-natural person, the Terminal Illness Benefit applies to the annuitant.

Performance

We may advertise certain performance-related information. This information reflects historical performance and is not intended to indicate or predict the future performance.

Standardized Total Returns

We will show standardized average annual total returns for sub-accounts that have been in existence for more than one year. These returns assume you made a single $1,000 payment at the beginning of the period and withdrew the entire amount at the end of the period. The return reflects a deduction for the contingent deferred sales charge, the annual contact maintenance charge and all other separate account and contract level charges, except premium taxes, if any.

If a sub-account has been in existence for less than one year, we will show the aggregate total return. This assumes you made a single $1,000 payment at the beginning of the period and withdrew the entire amount at the end of the period. The return reflects the change in unit value and a deduction of the contingent deferred sales charge.

Nonstandard Total Returns

We will also show total returns based on historical performance of the sub-accounts and underlying funds. We may assume the contracts were in existence prior to their inception date, January 23, 1996, which they were not. Total return percentages include all fund level and separate account level charges. They do not include a contingent deferred sales charge, contract maintenance charge, or premium taxes, if any. If these charges were included, returns would be less than those shown.

34       Other Information

Total Returns compare the value of an accumulation unit at the beginning of a period with the value of an accumulation unit at the end of the period.

Average Annual Total Returns measure this performance over a period of time greater than one year. Average annual total returns compare values over a given period of time and express the percentage as an average annual rate.

Yield and Effective Yield

We may also show yield and effective yield for the Oppenheimer Money Fund/VA over a seven-day period, which we then "annualize". This means that when we calculate yield, we assume that the amount of money the investment earns for the week is earned each week over a 52-week period. We show this as a percentage of the investment. We calculate the "effective yield" similarly, but when we annualize the amount, we assume the income earned is reinvested. Therefore, the effective yield is slightly higher that the yield because of the compounding effect.

Related Performance

Some of the funds available to you are similar to mutual funds offered in the retail marketplace. These funds generally have the same investment objectives, policies and portfolio managers as the retail mutual funds and usually were formed after the retail mutual funds. While these funds generally have identical investment objectives, policies and portfolio managers, they are separate and distinct from retail mutual funds. In fact, performance of these funds may be dramatically different from the performance of the retail mutual funds. This is due to differences in the funds' sizes, dates shares of stocks are purchased and sold, cash flows and expenses. You should remember that retail mutual fund performance is not the performance of the funds available in this contract and is not an indication of future performance of these funds.

Year 2000

Like other businesses and governments around the world, we could be adversely affected if the computer systems used by us and those with which we do business do not properly recognize the year 2000. This is commonly known as the "Year 2000 issue".

In 1996, our parent company, MassMutual, began an enterprise-wide process of identifying, evaluating and implementing changes to computer systems and applications software to address the Year 2000 issue on its own behalf and on behalf of certain subsidiaries, including us. MassMutual is addressing the Year 2000 issue internally with modifications to existing programs and conversions to new programs. MassMutual is also seeking assurances from vendors, customers, service providers, governments and others with which we and MassMutual conduct business, to determine their year 2000 readiness.

MassMutual has allocated a portion of the costs related to the year 2000 issue to us. The costs are currently being expensed, and when measured against net gain from operations, are not material us.

Distributors

MML Distributors, LLC (MML Distributors) serves as principal underwriter for the contracts. MML Investors Services, Inc. (MMLISI) serves as co-underwriter for the contracts. Their purpose as underwriters is to distribute the contracts. MML Distributors and MMLISI are wholly owned subsidiaries of MassMutual. Both are located at 1414 Main Street, Springfield, Massachusetts 01144-1013.

We will pay commissions to broker-dealers who sell the contracts. Currently, we pay an amount up to 7% of purchase payments. As an alternative, we may pay a commission of 1.2% of contract values each contract year. We also may pay a commission that is a combination of purchase payments and contract value. These alternatives could exceed 7%.

From time to time, MML Distributors may enter into special arrangements with certain broker-dealers. These special arrangements may provide for the payment of higher compensation to such broker-dealers for selling the contracts.

                                                          Other Information   35

Electronic Transmission Of Application Information

Upon agreement with a limited number of broker-dealers, we will accept electronic data transmissions of application information. Our Annuity Service Center will accept this information at the time the initial purchase payment is transmitted by wire. We will not allow you to exercise any ownership rights in the contract until you have signed and returned to us one of the following: an application, a delivery receipt, or what we consider to be their equivalent. Please contact your representative for more information.

Assignment

You can assign the contract at any time during your lifetime. We will not be bound by the assignment until we receive written notice of the assignment. We will not be liable for any payment or other action we take in accordance with the contract before we receive notice of the assignment. You may be subject to tax consequences if you assign your contract.

If the contract is issued pursuant to a qualified plan, there may be limitations on your ability to assign the contract. If you assign your contract, your rights may only be exercised with the consent of the assignee of record. We require consent of any irrevocable beneficiary before we assign proceeds.

Voting Rights

We are the legal owner of the fund shares. However, when a fund solicits proxies in conjunction with a vote of shareholders, it is required to obtain from you and other owners, instructions as to how to vote those shares. When we receive those instructions, we will vote all of the shares, for which we have not received voting instructions, in proportion to those instructions. This will also include any shares that we own on our own behalf. If we determine that we are no longer required to comply with the above, we will vote the shares in our own right.

During the accumulation phase of your contract and while the annuitant is living, we determine the number of shares you may vote by dividing your contract value in each fund, if any, by $100. Fractional shares are counted. During the income phase or after the annuitant dies, we determine the number of shares you may vote based on our liability for future variable monthly annuity payments.

Reservation of Rights

We reserve the right to:

 .    substitute another fund for one of the funds you selected and

 .    add or eliminate sub-accounts.

If we exercise any of these rights, we will receive prior approval from the Securities and Exchange Commissions, if necessary. We will also give you notice of our intent to exercise any of these rights.

Suspension Of Payments Or Transfers

We may be required to suspend or postpone payments for withdrawals or transfers from the funds for any period when:

 . the New York Stock Exchange is closed (other than customary weekend and holiday closings); or

 .  trading on the New York Stock Exchange is restricted;

 . an emergency exists as a result of which disposal of shares of the funds is not reasonably practicable or we cannot reasonably value the shares of the funds;

 . during any other period when the Securities and Exchange Commission, by order, so permits for your protection.

We reserve the right to defer payment for a withdrawal from The Fixed Account for the period permitted by law but not for more than six months.

Legal Proceedings

We are currently not involved in any legal proceedings that might adversely impact the contracts.

36       Other Information

Financial Statements

We have included our financial statements and those of the Separate Account in the Statement of Additional Information.

Additional Information

For further information about the contract, you may obtain a Statement of Additional Information. You can call the telephone number indicated on the cover page or you can write to us. For your convenience we have included a form for that purpose.

The Table of Contents of this statement is as follows:

   1.   Company
   2.   Custodian
   3.   Assignment of Contract
   4.   Distribution
   5.   Purchase of Securities Being Offered
   6.   Accumulation Units and Unit Value
   7.   Transfers During the Income Phase
   8.   Payment of Death Benefit
   9.   Annuity Payments
  10.   Federal Tax Matters
  11.   Performance Measures
  12.   Experts
  13.   Financial Statements

                                                          Other Information   37

                     [This Page Intentionally Left Blank.]

To:     C.M. Life Insurance Company
        Annuity Products, H565
        P.O. Box 9067
        Springfield, Massachusetts  01102-9067

Please send me a Statement of Additional Information for C.M. Life's Panorama Premier.

Name      ______________________________________________________________________

Address   ______________________________________________________________________

          ______________________________________________________________________

City      ______________________________State________________ Zip_______________

Telephone ______________________________________________________________________

                     [This Page Intentionally Left Blank.]

Appendix A

Condensed Financial Information

The following schedules include accumulation unit values for the periods indicated. We have extracted this data from the separate account's audited financial statements. You should read this information in conjunction with the separate account's audited financial statements and related notes that are included in the Statement of Additional Information.

Accumulation Unit Values

                                                                                                            Value at
                                                                                                           Inception
Sub-Account                                     Dec. 31, 1998       Dec. 31, 1997          Dec. 31, 1996      Date
Oppenheimer Money                                 11.150105           10.741883              10.342534       10.00(a)

Oppenheimer Bond                                  11.725305           11.133260              10.333908       10.00(a)

Panorama LifeSpan Diversified
Income                                            12.046624           11.648276              10.498529       10.00(a)

Panorama Total Return                             13.876594           12.689528              10.831420       10.00(a)

Panorama LifeSpan Balanced                        12.983356           12.401154              11.208195       10.00(a)

Panorama LifeSpan Capital
Appreciation                                      13.619392           12.970161              11.688219       10.00(a)

Panorama Growth                                   15.669692           14.655753              11.761149       10.00(a)

Panorama International Equity(c)                  13.961844           11.858034              11.123558       10.00(a)

Fidelity's VIP II Contrafund(R)                   12.598281                  NA                     NA       10.00(b)

American Century VP Income &
Growth                                            12.423410                  NA                     NA       10.00(b)

T. Rowe Price Mid-Cap Growth                      13.076410                  NA                     NA       10.00(b)

MML Small Cap Value Equity                        11.164329                  NA                     NA       10.00(b)

(a)  Commencement of public offering was January 23, 1996.

(b)  Commencement of public offering was September 1, 1998.

(c) Effective October 1, 1999, this Sub-Account will be called Oppenheimer International Growth Sub-Account.

                                                                 Appendix A  A-1



Accumulation Units Outstanding

Sub-Account                                              Dec. 31, 1998         Dec. 31, 1997            Dec. 31, 1996
Oppenheimer Money(a)                                       2,167,370              1,270,662                526,970

Oppenheimer Bond(a)                                        1,610,177                577,928                245,238

Panorama LifeSpan Diversified Income(a)                    1,386,641                750,520                250,228

Panorama Total Return(a)                                   7,175,242              3,710,237              1,416,956

Panorama LifeSpan Balanced(a)                              2,863,916              1,882,142                990,137

Panorama LifeSpan Capital Appreciation(a)                  2,583,238              1,988,330                910,038

Panorama Growth(a)                                         7,066,702              3,900,882              1,258,381

Panorama International Equity(a), (c)                      1,866,209              1,128,689                320,578

Fidelity's VIP II Contrafund(R) (b)                          539,768                     NA                     NA

American Century VP Income & Growth (b)                      695,584                     NA                     NA

T. Rowe Prince Mid-Cap Growth (b)                            279,360                     NA                     NA

MML Small Cap Value Equity (b)                               167,833                     NA                     NA

 (a) Commencement of public offering was January 23, 1996.

 (b) Commencement of public offering was September 1, 1998.

 (c) Effective October 1, 1999, this Sub-Account will be called Oppenheimer International Growth Sub-Account.

A-2  Appendix A